UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06350
Active Assets California Tax-Free Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York (Address of principal executive offices)	10036 (Zip code)
Kevin Klingert
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: June 30, 2011
Date of reporting period: December 31, 2010

Item 1 — Report to Shareholders

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Active Assets California Tax-Free Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended December 31, 2010

Market Conditions

State and local government tax receipts in the third quarter grew at the fastest annual rate since 2007 as property taxes continue to rise in spite of the ongoing housing slump. Employment data for the third quarter of 2010 showed some improvement after eight consecutive quarterly year-over-year declines. Revenues improved across overall state tax collection as well as personal income and sales tax receipts. Municipal governments collected $284.3 billion in tax revenue in the third quarter, according to the Census Bureau, an increase of 5.2 percent from the third quarter last year. In terms of dollars, California and New York reported the largest increases in personal income tax collections in the third quarter of 2010, with revenue collections rising by $610 million and $315 million, respectively. However, revenue collections remained significantly below peak levels and are still weak in a number of states.

The municipal bond market encountered strong headwinds in the final months of the period. Long-term municipal bonds came under pressure as retail investors began withdrawing cash from long bond funds in November and December after 22 months of uninterrupted net inflows. Other factors conspiring to drive investors out of municipal bond funds included the extension of the Bush tax cuts (including lower tax rates on capital gains and dividends) and the expiration of the Build America Bond program. Tax-exempt money funds were beneficiaries, and saw inflows during December as investors shifted their investments from longer duration funds into money market investments in the face of stronger economic growth and rising interest rates.

While there continue to be signs the economy is slowly improving, California continues to confront serious budgetary problems. Jerry Brown took the oath of office as California’s governor, 36 years after he first stepped into the job, promising residents an “honest” budget. Brown takes command of the nation’s largest state by population at a time when California faces $28 billion in budget deficits during the next 18 months.

Performance Analysis

As of December 31, 2010, Active Assets California Tax-Free Trust had net assets of approximately $1.4 billion and an average portfolio maturity of 17 days. For the six-month period ended December 31, 2010, the Fund provided a total return of 0.01 percent. For the seven-day period ended December 31, 2010, the Fund provided an effective annualized yield of 0.01 percent (subsidized) and −0.21 percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and −0.21 percent (non-subsidized), while its 30-day moving average yield for December was 0.01 percent (subsidized) and −0.25 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Despite improved market liquidity and strong demand for bonds, it is clearly a time for careful diligence and diversification of investment portfolios. Protecting the safety and liquidity of the Fund’s assets remains our first priority. In the recent uncertain markets, our emphasis has been on managing exposure to institutions under stress. At month-end, the Fund’s weighted average maturity (WAM) was 17 days.

With economic data showing signs of continued weakness until mid-2011 or later, many investors are likely to tread cautiously. Barring any unexpected shocks to the market, rates are likely to remain low through 2011 in our view. During this period of ongoing uncertainty, we continue to maintain a watchful eye on state and local economies.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 12/31/10
Variable Rate Municipal Obligations	84.7%
Tax-Exempt Commercial Paper	7.8
Municipal Notes and Bonds	6.3
Closed-End Investment Companies	1.2

MATURITY SCHEDULE as of 12/31/10
1 – 30 Days	88.7%
31 – 60 Days	5.9
61 – 90 Days	0.4
91 – 120 Days	1.3
121+ Days	3.7

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal and California personal income taxes. The Investment Adviser seeks to maintain the Fund’s share price at $1.00. The Investment Adviser generally invests substantially all of the Fund’s assets in California municipal obligations and the Fund has a fundamental policy of investing at least 80 percent of its net assets in securities the interest on which is exempt from federal and California personal income tax. This policy may not be changed without shareholder approval. In addition, the Fund may invest up to 20 percent of its net assets in securities that pay interest income subject to the “alternative minimum tax,” and some taxpayers may have to pay tax on a Fund distribution of this income.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example

As a shareholder of the Fund, you incur costs, including advisory fees; distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/10 – 12/31/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			07/01/10 –
	07/01/10	12/31/10	12/31/10
Actual (0.01% return)	$1,000.00	$1,000.10	$1.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.79	$1.43

@	Expenses are equal to the Fund’s annualized expense ratio of 0.28% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratio would have been 0.56%.

Active Assets California Tax-Free Trust
Portfolio of Investments - December 31, 2010 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE (a)	DATE (b)	VALUE
	California Tax-Exempt Short-Term Variable Rate Municipal Obligations (84.7%)
$ 12,750	ABAG Finance Authority for Nonprofit Corps., Eskaton Village-Placerville Ser 2007	0.39%	01/07/11	$12,750,000
3,490	Alameda County Joint Powers Authority, Juvenile Justice Ser 2008 A PUTTERs Ser 2927Z (AGM Insd)	0.29	01/03/11	3,490,000
	Austin Trust,
2,220	California Educational Facilities Authority University of Southern California Ser 2009 A Custody Receipts Ser 2008-1207	0.40	01/07/11	2,220,000
7,400	California Public Works Board Ser 2008 A Custody Receipts Ser 2008-1065	0.40	01/07/11	7,400,000
13,000	Los Angeles Unified School District Election 2005 Ser E Custody Receipts Ser 2008-1049 (AGM Insd)	0.40	01/07/11	13,000,000
6,525	Metropolitan Water District of Southern California Ser 2007 A Custody Receipts Ser 2008-1062	0.40	01/07/11	6,525,000
5,075	Sacramento Municipal Utility District Electric Ser 2008-U Custody Receipts Ser 2008-1134 (AGM Insd)	0.43	01/07/11	5,075,000
6,665	Santa Clara County Financing Authority Lease Ser L Custody Receipts Ser 2008-3012X	0.40	01/07/11	6,665,000
5,330	Santa Clara County Financing Authority Ser 2008 L Custody Receipts Ser 2008-3011X	0.40	01/07/11	5,330,000
6,995	Barclays Capital Municipal Trust Receipts, Carnegie Institution of Washington Ser 2010 A Floater-TRs Ser 24B	0.35	01/07/11	6,995,000
	Bay Area Toll Authority,
7,000	San Francisco Bay Area Toll Bridge 2001 Ser A	0.25	01/07/11	7,000,000
20,000	San Francisco Bay Area Toll Bridge 2006 Ser C-1	0.28	01/07/11	20,000,000
20,500	San Francisco Bay Area Toll Bridge 2008 Ser D-1	0.28	01/07/11	20,500,000
6,225	BB&T Municipal Trust, California Department of Water Resources 2008 Subser AE Floater Certificates Ser 28	0.33	01/07/11	6,225,000
	California Educational Facilities Authority,
10,900	California Institute of Technology 2006 Ser A	0.35	01/07/11	10,900,000
27,000	California Institute of Technology 2006 Ser B	0.29	01/07/11	27,000,000
11,000	California Institute of Technology Ser 1994	0.35	01/07/11	11,000,000
5,465	California Lutheran University Ser 2004 A	0.39	01/07/11	5,465,000
	California Health Facilities Financing Authority,
2,125	Adventist Health System/West 1998 Ser B	0.31	01/03/11	2,125,000
32,335	Kaiser Permanente Ser 2006 C	0.30	01/07/11	32,335,000
5,705	Lucile Salter Packard Children’s Hospital at Stanford Ser 2008 A	0.30	01/07/11	5,705,000
9,105	Scripps Health Ser 2008 F	0.27	01/07/11	9,105,000
22,475	Sisters of Charity of Leavenworth Health System Ser 2003	0.32	01/07/11	22,475,000
45,100	Stanford Hospital Ser 2008 B-2	0.33	01/07/11	45,100,000
	California Infrastructure & Economic Development Bank,
5,750	Le Lycee Francais de Los Angeles Ser 2006	0.33	01/07/11	5,750,000
3,700	Los Angeles SPCA Ser 2002 A	0.33	01/07/11	3,700,000
16,355	SRI International Ser 2003 A	0.37	01/07/11	16,355,000

See Notes to Financial Statements

Active Assets California Tax-Free Trust
Portfolio of Investments - December 31, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE (a)	DATE (b)	VALUE
	California Statewide Communities Development Authority,
$12,000	Gas Supply Sacramento Municipal Utility District Ser 2010	0.34%	01/07/11	$12,000,000
7,400	John Muir Health Ser 2008 A	0.22	01/03/11	7,400,000
10,000	John Muir Health Ser 2008 B	0.37	01/07/11	10,000,000
15,000	Kaiser Permanente Ser 2009 C-1	0.31	01/07/11	15,000,000
20,000	Kaiser Permanente Ser 2009 C-3	0.31	01/07/11	20,000,000
13,000	Rady Children’s Hospital Ser 2008 C	0.32	01/07/11	13,000,000
9,120	SWEEP Loan Program Ser 2007 A	0.30	01/07/11	9,120,000
10,320	The Master’s College Ser 2002	0.34	01/07/11	10,320,000
41,500	University of San Diego Ser 2005	0.33	01/07/11	41,500,000
10,000	Calleguas-Las Virgenes Public Financing Authority, Municipal Water District Ser 2008 A	0.28	01/07/11	10,000,000
11,590	Castaic Lake Water Agency, Ser 1994 A (COPs)	0.28	01/07/11	11,590,000
	City of Irvine,
22,989	Improvement Bond Act 1915	0.28	01/03/11	22,989,000
12,175	Improvement Bond Act 1915 Ser 2006 B	0.28	01/03/11	12,175,000
26,000	City of Long Beach, Memorial Health Services Ser 1991	0.32	01/07/11	26,000,000
12,015	City of Los Angeles, Wastewater System Sub Ser 2008 C	0.32	01/07/11	12,015,000
4,445	City of Modesto, Multifamily Housing Shadowbrook Apartments Ser 2001 A	0.31	01/07/11	4,445,000
18,300	City of Mountain View, Villa Mariposa Multifamily 1985 Ser A	0.31	01/07/11	18,300,000
25,100	City of Newport Beach, Hoag Memorial Hospital Presbyterian Ser 2008 C	0.27	01/07/11	25,100,000
3,120	City of Palo Alto, Election of 2008-Ser A 2010 ROCs II R-11859	0.34	01/07/11	3,120,000
30,050	City of Torrance, Torrance Memorial Medical Center Ser 2010 B	0.29	01/07/11	30,050,000
47,300	City of Whittier, Presbyterian Intercommunity Hospital Ser 2009 C	0.30	01/07/11	47,300,000
	County of Riverside,
4,500	1985 Ser A (COPs)	0.34	01/07/11	4,500,000
4,000	1985 Ser B (COPs)	0.34	01/07/11	4,000,000
10,800	County of Santa Clara, Multifamily The Grove Garden Apartments Ser 1997 A	0.30	01/07/11	10,800,000
	East Bay Municipal Utility District,
14,775	Water System Sub Refg SIFMA Ser 2010 A-2	0.34	03/01/11	14,775,000
36,300	Water System Sub Ser 2007 A Eagle #20080018 Class A (AGM Insd)	0.34	01/07/11	36,300,000
	Eastern Municipal Water District,
19,570	Water & Sewer Ser 2008 E (COPs)	0.30	01/07/11	19,570,000
27,500	Water & Sewer Ser 2008 G (COPs)	0.34	01/07/11	27,500,000
10,000	Irvine Ranch Water District, Cons Ser 2009 A	0.27	01/07/11	10,000,000
	JP Morgan Chase & Co.,
8,515	Citrus Community College District Ser 2004 C PUTTERs Ser 3487	0.41	01/07/11	8,515,000
18,260	San Diego Public Facilities Financing Authority Water Ser 2009 B PUTTERs Ser 3504	0.34	01/07/11	18,260,000
10,550	Los Angeles County Housing Authority, Multifamily Malibu Meadows 1998 Ser B	0.29	01/07/11	10,550,000

See Notes to Financial Statements

Active Assets California Tax-Free Trust
Portfolio of Investments - December 31, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE (a)	DATE (b)	VALUE
	Los Angeles Department of Water & Power,
$5,200	Power System 2001 Ser B Subser B-2	0.31%	01/07/11	$5,200,000
18,300	Power System 2001 Ser B Subser B-5	0.30	01/07/11	18,300,000
20,600	Power System 2002 Ser A Subser A-5	0.30	01/07/11	20,600,000
11,300	Power System 2002 Ser A Subser A-6	0.29	01/07/11	11,300,000
34,000	Water System 2001 Ser B Subser B-1	0.25	01/07/11	34,000,000
4,880	Los Rios Community College District, Election 2002 Ser C PUTTERs Ser 2972 (AGM Insd)	0.34	01/07/11	4,880,000
	Metropolitan Water District of Southern California,
8,600	Water 1997 Ser B	0.32	01/07/11	8,600,000
8,000	Water 1997 Ser C	0.36	01/07/11	8,000,000
10,000	Water 1999 Ser C	0.36	01/07/11	10,000,000
11,300	Water 2000 Ser B-4	0.27	01/07/11	11,300,000
35,650	Orange County Sanitation District, Ser 2000 B (COPs)	0.31	01/03/11	35,650,000
2,940	Peralta Community College District, Election 2006 Ser B PUTTERs Ser 2682 (AGM Insd)	0.34	01/07/11	2,940,000
28,300	Rancho Water District Financing Authority, Ser 2008 B	0.30	01/07/11	28,300,000
23,000	RBC Municipal Products Inc Trust, Contra Costa Transportation Authority Sales Tax Ser 2010 Floater Certificates Ser E-17	0.34	01/07/11	23,000,000
5,500	Sacramento County Sanitation Districts Financing Authority, Sub Lien Ser 2008 E	0.32	01/07/11	5,500,000
5,200	Sacramento Regional County Sanitation Districts Financing Authority, Sub Lien Ser 2008 A	0.28	01/03/11	5,200,000
16,200	Sacramento Transportation Authority, Measure A Sales Tax Ser 2009 A	0.35	01/07/11	16,200,000
12,095	San Bernardino County Flood Control District, Judgment Ser 2008	0.32	01/07/11	12,095,000
20,000	San Francisco City & County Airports Commission, 2009 Second Ser 36-A	0.34	01/07/11	20,000,000
7,020	San Francisco City & County Finance Corporation, Moscone Center Ser 2008-2	0.30	01/07/11	7,020,000
25,700	Santa Clara Valley Transportation Authority, Sales Tax Ser 2008 C	0.30	01/07/11	25,700,000
5,860	Sequoia Union High School District, Ser 2005 B PUTTERs Ser 2905Z (AGM Insd)	0.34	01/07/11	5,860,000
7,995	Southern Californa Public Power Authority, Mead-Adelanto Ser 2008 A	0.27	01/03/11	7,995,000
5,250	Tahoe Forest Hospital District, Election 2007 Ser 2010 B ROCs II-R Ser 11863	0.35	01/07/11	5,250,000
19,875	Western Municipal Water District Facilities Authority, Ser 2009 A	0.28	01/07/11	19,875,000

	Total California Tax-Exempt Short-Term Variable Rate Municipal Obligations (Cost $1,199,149,000)			1,199,149,000

See Notes to Financial Statements

Active Assets California Tax-Free Trust
Portfolio of Investments - December 31, 2010 (unaudited) continued

				YIELD TO
PRINCIPAL				MATURITY
AMOUNT IN		COUPON	DEMAND	ON DATE OF
THOUSANDS		RATE	DATE	PURCHASE	VALUE
	California Tax-Exempt Commercial Paper (7.7%)
$5,956	California State University Institute, Ser A	0.29%	03/03/11	0.29%	$5,956,000
9,500	County of San Diego Water Department, Ser 1	0.28	01/13/11	0.28	9,500,000
7,030	Los Angeles County Metropolitan Transportation Authority, 2nd Sub Sales Tax Ser A	0.30	02/02/11	0.30	7,030,000
	San Diego Water Authority,
13,705	Ser 1	0.29	02/23/11	0.29	13,705,000
19,000	Ser 1	0.30	02/10/11	0.30	19,000,000
10,900	Ser 1	0.30	02/15/11	0.30	10,900,000
	San Francisco County Transportation Authority,
10,000	2004 Ser A	0.29	01/20/11	0.29	10,000,000
7,000	2004 Ser A	0.30	01/12/11	0.30	7,000,000
	San Gabriel Valley Council of Governments,
3,500	Alameda Corridor-East GANs	0.35	01/07/11	0.35	3,500,000
23,500	Alameda Corridor-East GANs	0.36	01/19/11	0.36	23,500,000

	Total California Tax-Exempt Commercial Paper (Cost $110,091,000)				110,091,000

	California Tax-Exempt Short-Term Municipal Notes and Bonds (6.3%)
	California School Cash Reserve Program Authority,
18,800	2010-2011 Ser D Bonds, dtd 07/01/10	2.00	03/01/11	0.75	18,837,841
18,800	2010-2011 Ser G Bonds, dtd 07/01/10	2.00	06/01/11	0.90	18,884,740
4,700	California Statewide Communities Development Authority, Glenn County Ser 2010 A-2 TRANs, dtd 07/01/10	2.00	06/30/11	0.85	4,726,426
3,050	Imperial Community College District, Ser 2010-11 TRANs, dtd 07/01/10	2.00	06/30/11	0.85	3,067,149
18,750	Los Angeles County Schools Pooled Financing Program, Pooled 2010-2011 Ser A TRANs, dtd 07/01/10	2.00	06/30/11	0.87	18,853,568
6,550	Oxnard Financing Authority, Ser 2010 BANs, dtd 06/16/10	2.00	06/25/11	1.15	6,576,388
18,000	San Diego County School Districts, Ser 2010 B-2 TRANs, dtd 07/01/10	2.00	04/29/11	0.90	18,063,509

	Total California Tax-Exempt Short-Term Municipal Notes and Bonds (Cost $89,009,621)				89,009,621

See Notes to Financial Statements

Active Assets California Tax-Free Trust
Portfolio of Investments - December 31, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE (a)	DATE (b)		VALUE

	California Closed-End Investment Companies (1.2%)
$10,000	Nuveen California Investment Quality Municipal Fund, VRDP Ser 1-956 (AMT)	0.59%	01/07/11		$10,000,000
7,000	Nuveen Insured California Premium Income Municipal Fund 2, VRDP Ser 1-740 (AMT)	0.59	01/07/11		7,000,000

	Total California Closed-End Investment Companies (Cost $17,000,000)				17,000,000

	Total Investments (Cost $1,415,249,621) (c)			99.9%	1,415,249,621

	Other Assets in Excess of Liabilities			0.1	778,582

	Net Assets			100.0%	$1,416,028,203

AMT	Alternative Minimum Tax.
BANs	Bond Anticipation Notes.
COPs	Certificates of Participation.
GANs	Grant Anticipation Notes.
PUTTERs	Puttable Tax-Exempt Receipts.
ROCs	Reset Option Certificates.
SWEEP	Statewide Easy Equipment Program.
TRANs	Tax Revenue Anticipation Notes.
VRDP	Variable Rate Demand Preferred.
(a)	Rate shown is the rate in effect at December 31, 2010.
(b)	Date on which the principal amount can be recovered through demand.
(c)	Cost is the same for federal income tax purposes.

Bond Insurance:
AGM	Assured Guaranty Municipal Corporation.

See Notes to Financial Statements

Active Assets California Tax-Free Trust
Financial Statements

Statement of Assets and Liabilities
December 31, 2010 (unaudited)

Assets:
Investments in securities, at value (cost $1,415,249,621)	$1,415,249,621
Cash	20,109
Interest receivable	1,293,500
Prepaid expenses and other assets	18,475

Total Assets	1,416,581,705

Liabilities:
Payable for:
Investment advisory fee	256,297
Transfer agent fee	77,744
Administration fee	60,424
Accrued expenses and other payables	159,037

Total Liabilities	553,502

Net Assets	$1,416,028,203

Composition of Net Assets:
Paid-in-capital	$1,416,074,679
Dividends in excess of net investment income	(45,283)
Accumulated net realized loss	(1,193)

Net Assets	$1,416,028,203

Net Asset Value Per Share 1,415,939,441 shares outstanding (unlimited shares authorized of $.01 par value)	$1.00

See Notes to Financial Statements

Active Assets California Tax-Free Trust
Financial Statements continued

Statement of Operations
For the six months ended December 31, 2010 (unaudited)

Net Investment Income:
Income
Interest	$2,139,243
Dividend from affiliate	579

Total Income	2,139,822

Expenses
Investment advisory fee	2,715,986
Distribution fee	737,325
Administration fee	368,662
Transfer agent fees and expenses	150,847
Professional fees	51,475
Custodian fees	26,491
Trustees’ fees and expenses	23,358
Registration fees	5,857
Other	36,477

Total Expenses	4,116,478
Less: amounts waived/reimbursed	(2,049,609)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(710)

Net Expenses	2,066,159

Net Investment Income	73,663
Net Realized Gain	2,566

Net Increase	$76,229

See Notes to Financial Statements

Active Assets California Tax-Free Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	DECEMBER 31, 2010	JUNE 30, 2010
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$73,663	$177,675
Net realized gain	2,566	—

Net Increase	76,229	177,675

Dividends to shareholders from net investment income	(73,737)	(164,476)
Net decrease from transactions in shares of beneficial interest	(31,149,782)	(449,737,982)

Net Decrease	(31,147,290)	(449,724,783)
Net Assets:
Beginning of period	1,447,175,493	1,896,900,276

End of Period (Including dividends in excess of net investment income of $45,283 and $45,209, respectively)	$1,416,028,203	$1,447,175,493

See Notes to Financial Statements

Active Assets California Tax-Free Trust
Notes to Financial Statements - December 31, 2010 (unaudited)

1. Organization and Accounting Policies
Active Assets California Tax-Free Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to provide a high level of daily income which is exempt from federal and California income tax consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on July 10, 1991 and commenced operations on November 12, 1991.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Act. Investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended June 30, 2010 remains subject to examination by taxing authorities.

D. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to shareholders as of the close of each business day.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and

Active Assets California Tax-Free Trust
Notes to Financial Statements - December 31, 2010 (unaudited) continued

assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
2. Fair Valuation Measurements
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Active Assets California Tax-Free Trust
Notes to Financial Statements - December 31, 2010 (unaudited) continued

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at fair value:

	FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2010 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Short-Term Investments
California Tax-Exempt Short-Term Variable Rate Municipal Obligations	$1,199,149,000	—	$1,199,149,000	—
California Tax-Exempt Commercial Paper	110,091,000	—	110,091,000	—
California Tax-Exempt Short-Term Municipal Notes and Bonds	89,009,621	—	89,009,621	—
California Closed-End Investment Companies	17,000,000	—	17,000,000	—

Total	$1,415,249,621	—	$1,415,249,621	—

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the Levels as of the end of the period. As of December 31, 2010, the Fund did not have any investments transfer between investment levels.
3. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of the daily net assets not exceeding $500 million; 0.375% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% to the portion of the daily net assets exceeding $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.05% to the Fund’s daily net assets.

Active Assets California Tax-Free Trust
Notes to Financial Statements - December 31, 2010 (unaudited) continued

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
4. Plan of Distribution
Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator, is the distributor of the Fund’s shares and in accordance with a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund’s average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended December 31, 2010, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor, Investment Adviser and Administrator have agreed to waive/reimburse all or a portion of the Fund’s distribution fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the six months ended December 31, 2010, the Distributor waived $737,325, and the Investment Adviser waived $1,312,284. These fee waivers and/or expense reimbursements are expected to continue until such time that the Board of Trustees acts to discontinue such waivers and/or expense reimbursements when it deems such action is appropriate.
5. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class, Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. For the six months ended December 31, 2010, advisory fees paid were reduced by $710 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $579 for the six months ended December 31, 2010. During the six months ended December 31, 2010, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class aggregated $38,750,000 and $38,750,000, respectively.

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended December 31, 2010 aggregated $1,825,804,000 and $1,938,904,567, respectively. Included in the

Active Assets California Tax-Free Trust
Notes to Financial Statements - December 31, 2010 (unaudited) continued

aforementioned transactions are purchases and sales of $69,710,000 and $46,740,000, respectively, with other Morgan Stanley Funds.

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. At December 31, 2010, the Fund had an accrued pension liability of $59,221, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
6. Shares of Beneficial Interest
Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	DECEMBER 31, 2010	JUNE 30, 2010
	(unaudited)
Shares sold	2,019,925,529	4,450,092,092
Shares issued in reinvestment of dividends	73,737	164,476

	2,019,999,266	4,450,256,568
Shares redeemed	(2,051,149,048)	(4,899,994,550)

Net decrease in shares outstanding	(31,149,782)	(449,737,982)

7. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-

Active Assets California Tax-Free Trust
Notes to Financial Statements - December 31, 2010 (unaudited) continued

basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of June 30, 2010, the Fund had temporary book/tax differences attributable to nondeductible expenses.
8. Expense Offset
The Fund has entered into an arrangement with State Street Bank and Trust Company, (the “Custodian”) whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. If applicable, these custodian credits are shown as “Expense Offset” in the Statement of Operations.
9. Accounting Pronouncement
On January 21, 2010, FASB issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund has adopted and made the required disclosures in the Fair Valuation Measurements footnote. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements are required for fiscal years and interim periods beginning after December 15, 2010.

Active Assets California Tax-Free Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED JUNE 30,
	DECEMBER 31, 2010		2010		2009		2008		2007	2006
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net income from investment operations	0.000	(1)	0.000	(1)	0.007		0.024		0.030	0.023
Less dividends and distributions from net investment income	(0.000	)(1)	(0.000	)(1)	(0.007	)(2)	(0.024	)(2)	(0.030)	(0.023)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Return	0.01	%(7)	0.01%		0.66%		2.44%		3.02%	2.37%
Ratios to Average Net Assets:
Total expenses	0.28	%(3)(5)(8)	0.25	%(3)(4)(5)	0.46	%(3)(4)(5)	0.50	%(3)	0.55%	0.59%
Net investment income	0.01	%(3)(5)(8)	0.01	%(3)(4)(5)	0.75	%(3)(4)(5)	2.26	%(3)	2.99%	2.42%
Rebate from Morgan Stanley affiliate	0.00	%(6)(8)	0.00	%(6)	0.01%		0.00	%(6)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$1,416,028		$1,447,175		$1,896,900		$3,309,720		$1,785,497	$1,317,004

(1)	Amount is less than $0.001.
(2)	Includes capital gain distribution of less than $0.001.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(4)	Reflects fees paid in connection with the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.02% and 0.04% for the years ended 2010 and 2009, respectively.
(5)	If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment income (loss) ratios, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED	RATIO	INCOME (LOSS) RATIO
December 31, 2010	0.56%	(0.27)%
June 30, 2010	0.57	(0.31)
June 30, 2009	0.54	0.67

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Active Assets California Tax-Free Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Active Assets California Tax-Free Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal

Active Assets California Tax-Free Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397 Monday-Friday between 8 a.m. and 6 p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311

Active Assets California Tax-Free Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7.	What if an affiliated company becomes a nonaffiliated third party?
If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

Active Assets California Tax-Free Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice To Residents Of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Kevin Klingert
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121-9886

Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c) 2011 Morgan Stanley

MORGAN STANLEY FUNDS

Active Assets
California
Tax-Free Trust

Semiannual Report
December 31, 2010

AACSAN
IU11-00351P-Y12/10

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Active Assets California Tax-Free Trust
/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
February 17, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
February 17, 2011
/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 17, 2011

3